UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

April 25, 2024 (April 24, 2024)

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2024 annual meeting of shareholders of Canadian Pacific Kansas City Limited (“CPKC”) held on April 24, 2024 (the “2024 Shareholder Meeting”), the shareholders of CPKC voted on (1) the appointment of Ernst & Young LLP as CPKC’s auditor until the close of CPKC’s next annual meeting of shareholders, (2) an advisory vote to approve the approach to the compensation of CPKC’s named executive officers (“Say on Pay”), (3) an advisory vote to approve CPKC’s approach to climate change (“Say on Climate”), (4) the election of eleven directors nominated by CPKC’s board of directors (the “Board”) to serve on the Board until the close of CPKC’s next annual meeting of shareholders, unless a director resigns or is otherwise removed earlier and (5) a shareholder proposal asking the Board to negotiate paid sick leave policies with all unions representing CPKC’s U.S. workforce (“Shareholder Proposal No. 1”). The proposals are further described in CPKC’s management proxy circular filed with the U.S. Securities and Exchange Commission on Form 8-K on March 21, 2024 (the “Proxy Circular”).

The tables below set forth the number of votes cast for, against, withheld/abstained, and the number of broker non-votes, for each matter voted upon by CPKC’s shareholders.

1) Appointment of Auditor. The shareholders voted to approve the appointment of Ernst & Young LLP as CPKC’s auditor until the close of CPKC’s next annual meeting of shareholders.

For	Against	Withheld/Abstained	Broker Non-Votes
759,380,945 (99.83%)	0 (0%)	1,311,398 (0.17%)	8,504

2) Advisory Vote to Approve the Approach to Say on Pay. The shareholders voted for, on a non-binding advisory basis, the approval of the approach to the compensation of CPKC’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Circular.

For	Against	Withheld/Abstained	Broker Non-Votes
693,562,741 (94.05%)	43,869,121 (5.95%)	0 (0%)	23,268,980

3) Advisory Vote to Approve CPKC’s Approach to Say on Climate. The advisory vote on approach to climate change was approved.

For	Against	Withheld/Abstained	Broker Non-Votes
658,264,300 (89.26%)	79,167,565 (10.74%)	0 (0%)	23,268,982

4) Election of Directors. The following directors were elected to hold office until the close of the next annual meeting of shareholders:

Name	For	Against	Withheld/Abstained	Broker Non-Votes
The Hon. John Baird	725,946,594 (98.44%)	11,485,279 (1.56%)	0 (0%)	23,268,974
Isabelle Courville	721,998,807 (97.91%)	15,433,068 (2.09%)	0 (0%)	23,268,972
Keith E. Creel	736,673,640 (99.90%)	758,235 (0.10%)	0 (0%)	23,268,972
Amb. Antonio Garza (Ret.)	735,296,274 (99.71%)	2,135,595 (0.29%)	0 (0%)	23,268,973
The Hon. Edward Hamberger	736,503,463 (99.87%)	928,403 (0.13%)	0 (0%)	23,268,976
Janet Kennedy	735,896,910 (99.79%)	1,534,962 (0.21%)	0 (0%)	23,268,975
Henry Maier	709,487,622 (96.21%)	27,944,247 (3.79%)	0 (0%)	23,268,973
Matthew Paull	724,103,045 (98.19%)	13,328,825 (1.81%)	0 (0%)	23,268,972
Jane Peverett	723,685,704 (98.13%)	13,754,669 (1.87%)	0 (0%)	23,260,474
Andrea Robertson	731,563,421 (99.20%)	5,863,216 (0.80%)	0 (0%)	23,274,205
Gordon Trafton	736,579,965 (99.88%)	860,406 (0.12%)	0 (0%)	23,260,471

5) Shareholder Proposal No. 1. The shareholders voted against Shareholder Proposal No. 1.

For	Against	Withheld/Abstained	Broker Non-Votes
98,612,460 (13.37%)	635,129,410 (86.13%)	3,698,224 (0.50%)	23,260,753

ITEM 8.01.	Other Events.

On April 24, 2024, CPKC issued a press release announcing the results of the 2024 Shareholder Meeting and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated April 24, 2024.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2024

CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary